UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROCORE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held PROCORE TECHNOLOGIES, INC. on June 5, 2025, at 9:00 AM Pacific Time for 2025 Annual Meeting of Stockholders stockholders of record as of close of business on April 11, 2025. Thursday, June 5, 2025, 9:00 AM, Pacific Time or To request paper electronic materials, Annual Meeting to be held virtually, via live webcast over the Internet. Votes can be cast via use one of the following methods: Internet or phone up until the start of the Annual Meeting. You may also vote at the Annual Meeting. To attend the Annual Meeting you must register by June 4, 2025, 11:59 PM PT online at www.proxydocs.com/PCOR. For a convenient way to view the Proxy Statement and Annual Report Internet: www.investorelections.com/PCOR online, VOTE, and obtain instructions for attending the meeting, go to www.proxydocs.com/PCOR. To vote your proxy while visiting www.proxydocs.com/PCOR, you will need the 12-digit control number in the box in the lower right-hand Call: 1-866-648-8133 corner on this page. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have * If requesting materials by e-mail, please send a blank e-mail with the to be delivered in paper form. Proxy materials can be distributed by making them available on 12-digit control number (located below) in the subject line. No other the Internet. requests, instructions or inquiries should be included with your e-mail. If you want to receive a paper or electronic copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for Your control number this year’s Annual Meeting, you must submit your request on or before May 26, 2025. Have the 12-digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

PROCORE TECHNOLOGIES, INC. 2025 Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To elect three Class I directors, each to hold office until the Company’s 2028 annual meeting of stockholders. 1.01 Erin M. Chapple 1.02 Brian Feinstein 1.03 Kevin J. O’Connor 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. * NOTE: Your proxy holder will also vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof.